GOLDMAN SACHS TRUST

Goldman Sachs International Equity Funds

Class A, B, C, Service and Institutional Shares of
Goldman Sachs Japanese Equity Fund

Supplement dated June 19, 2008 to the

Prospectuses dated December 28, 2007

On June 19, 2008, the Board of Trustees of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate the Japanese Equity Fund (the “Fund”), a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is in the best interest of shareholders to liquidate the Fund. The Fund will be liquidated pursuant to a board-approved Plan of Liquidation on or about August 1, 2008 (the “Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Shares of the Fund will no longer be available for purchase as of June 19, 2008.

Liquidation of Assets. After suspension of sales, the Fund may depart from its stated investment objective and policies as it prepares to distribute its assets to investors.

In connection with the liquidation, all shares of the Fund outstanding on the Liquidation Date will be automatically redeemed by the Fund. Each shareholder of record on the Liquidation Date will receive proceeds of such automatic redemptions equal to the shareholder’s proportionate interest in the Fund’s net assets plus accrued and unpaid earnings of the Fund at the time of liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof in cash or in kind, as determined by the Trust, pursuant to the procedures set forth in the Prospectuses and Statement of Additional Information. Shareholders may also exchange their shares at net asset value without imposition of an initial sales charge or a contingent deferred sales charge for shares of the same class of another Goldman Sachs Fund. Redemptions of shares by current shareholders between June 19, 2008 and the Liquidation Date will not be subject to any applicable redemption fee or contingent deferred sales charge.

This Supplement should be retained with your Prospectuses for future reference.

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